UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4049

DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

 Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS GNMA Fund

(formerly Scudder GNMA Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception July 17, 2000 are derived from the historical performance of Class AARP shares of the DWS GNMA Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS GNMA Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class AARP	.64%	2.42%	2.56%	4.24%	5.41%
Class S	.62%	2.38%	2.50%	4.20%	5.40%
Lehman Brothers GNMA Index+	.92%	3.03%	3.14%	4.85%	6.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/06	$ 14.63	$ 14.61
9/30/05	$ 14.88	$ 14.86
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .35	$ .34
March Income Dividend	$ .0576	$ .0570
SEC 30-day Yield as of 3/31/06*	4.71%	4.67%
Current Annualized Distribution Rate as of 3/31/06*	4.72%	4.68%
* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class AARP Lipper Rankings — GNMA Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	62	31
3-Year	14	of	62	23
5-Year	20	of	51	39
10-Year	16	of	31	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS GNMA Fund — Class AARP [] Lehman Brothers GNMA Index+

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,242	$10,787	$12,307	$16,942
	Average annual total return	2.42%	2.56%	4.24%	5.41%
Class S	Growth of $10,000	$10,238	$10,769	$12,286	$16,925
	Average annual total return	2.38%	2.50%	4.20%	5.40%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,303	$10,973	$12,673	$18,273
	Average annual total return	3.03%	3.14%	4.85%	6.21%

The growth of $10,000 is cumulative.

+ The Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class AARP	Class S
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,006.40	$ 1,006.20
Expenses Paid per $1,000*	$ 2.85	$ 3.10
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,022.09	$ 1,021.84
Expenses Paid per $1,000*	$ 2.87	$ 3.13
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class AARP	Class S
DWS GNMA Fund	.57%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager William Chepolis discusses market conditions and investment strategy during the fund's most recent semiannual period ended March 31, 2006.

Q: Will you describe the investing environment for mortgage securities over the six-month period ended March 31, 2006?

A: During the period, the biggest trend affecting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the US Federal Reserve Board (the Fed). The Fed adjusted the benchmark federal funds rate upward four times over the period, from 3.75% to 4.75%.1 Short-term rates followed the fed funds rate higher. Longer-term rates rose as well, breaking out of their relatively narrow trading range of the last two years. Consequently, bond prices, which generally move in the opposite direction of interest rates, came under pressure during the period.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

While returns were modest in this environment, mortgage-backed securities held up well relative to most other fixed-income investments, as rising interest rates continued to moderate homeowner refinancing of mortgages. In managing the fund, we monitor mortgage refinancing activity closely, as this is a good indicator of the fund's exposure to prepayment risk.2 Managing this prepayment risk helps us strive to maximize the returns we look to pay out in the form of dividends to shareholders. For much of the period, the refinancing index (the number of mortgage refinance applications being filed week to week) was relatively stable or declined, indicating a moderating of prepayment activity for mortgage holders, which was one of the reasons we invested a higher percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages and often yield less due to high prepayment rates).3

2 In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage- backed mutual fund investment, is prepayment risk. Although a typical mortgage- backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance
3 Coupon is the interest rate on a bond that the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to the mortgage company, so that a GNMA security with a 6% coupon would contain only mortgages on which homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance the mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q: How did the fund perform in this environment?

A: For the six months ended March 31, 2006, the fund's Class S shares posted a 0.62% total return, compared with the 0.92% return of its benchmark, the Lehman Brothers GNMA Index.4 (Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and more complete performance information). The fund's return outperformed the 0.55% return of its average peer in the Lipper GNMA Funds category for the period.5 At the close of the six-month period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 3.98 years, compared with 3.80 years for the Lehman Brothers GNMA Index.6

4 The Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 5- and 10-year periods this category's average was 2.12% (62 funds), 4.06% (51 funds) and 5.32% (31 funds), respectively, as of 3/31/06. It is not possible to invest directly into a Lipper category.
6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis-point (one single percentage point) change in market interest-rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one-percentage-point drop in interest rates and fall by 5% for a one-percentage-point rise in interest rates.

Q: Will you give us an overview of how you manage the fund?

A: In managing the fund, we seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. The portfolio will always have at least 80% of assets (and usually more than 90%) in GNMAs, with most of the remainder generally in Treasury issues. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.7 We will adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs vs. Treasuries and of how we expect the interest-rate environment to impact each sector.

7 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together our GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities that are trading at a price below par and that we hope will prepay at a higher rate, thereby increasing our holding yield.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Lehman Brothers GNMA Index.

Q: What were the fund's primary strategies during the period?

A: For much of the period, we maintained a fairly high allocation in GNMA securities. This reflected our view that GNMAs offered attractive yields relative to US Treasury issues and that a backdrop of gradual interest-rate increases would be favorable to GNMAs. As the yield advantage provided by GNMAs narrowed, we bumped up our exposure to Treasuries to the 5% range. However, spreads continued to tighten, so this turned out to be a slight negative for performance in December and January.

Given a backdrop of reasonably strong growth and a continued steady approach to raising interest rates by the Federal Reserve policy makers, we chose to maintain our emphasis on higher-coupon mortgages, as we viewed the risk/return trade-off as favoring these issues relative to lower coupons. In short, we expected rising interest rates along with a slowing housing market to translate into falling prepayment risk for higher-coupon issues and thereby enable the fund to earn a consistent level of attractive income. This focus on higher coupons held back performance early in the period as some of the pools that we found especially attractive based on their smaller underlying loan balances were not favored by market participants. This strategy began to contribute positively to results as the first quarter of 2006 progressed. In addition, we continued to keep exposure to 15-year mortgages to a minimum as the yield they offered was less than that of the 30-year GNMA, while trading this segment of the market based on our assessment of technical factors related to supply and demand, with generally positive results.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. The value of GNMAs issued recently with coupons that reflect lower prevailing rates can be less attractive to investors, and the instruments may experience a greater price decline if market interest rates rise, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

contracting to buy a mortgage-backed security at a future date and, in the interim, investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy generally entails little risk to principal and can help reduce exposure to prepayments while providing a boost to the fund's potential return. With the increase in interest rates, that strategy is less attractive for the fund. We are currently dollar rolling 10%-15% of the fund's assets, well below the 33% maximum allowed. With respect to our funds held against dollar rolls, we have increased the fund's exposure to instruments with floating rates that stand to benefit from further Fed increases.

Q: How do you assess the economic environment for mortgage securities at present?

A: GNMAs and most other mortgage-backed securities tend to do best in an environment of relatively stable interest rates. Sharply falling rates promote rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows, whereas rapid upward movement in rates makes the yields on current coupon issues less attractive, while also extending durations and increasing interest-rate risk.

The signals are currently somewhat mixed with respect to growth and inflation, and the new Fed chairman Ben Bernanke has indicated that the direction of short-term interest rates going forward will depend on the economic data. Growth for the first quarter of 2006 was unexpectedly strong, but it was given a boost by the unseasonably warm weather. While job creation has generally been moderate, the unemployment rate was 4.7% for March, indicating that there is not a lot of slack in the labor market. Despite reasonably strong employment and high commodity prices, the recent inflation numbers have been encouraging, with moving averages for both the producer and consumer gauges moderating from six months ago. Finally, foreign demand has helped to keep US interest rates low and also helped to moderate inflation by supporting the dollar. However, there is concern over whether the current levels of support from abroad will continue.

On balance, we expect one or two additional increases in short-term rates from the Fed, which would support our strategy of focusing on higher-coupon issues. We will continue to be watching closely to see if high prices for energy and other commodities take a meaningful toll on the consumer's confidence and willingness to spend. This has the potential to slow the economy and under some scenarios could cause the Fed to reverse course and begin easing earlier than would otherwise be the case.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Sector Diversification*	3/31/06	9/30/05

Government National Mortgage Association	93%	92%
US Treasury Obligations	4%	5%
Cash Equivalent	3%	—
Repurchase Agreement	—	3%
	100%	100%
GNMA Coupons**	3/31/06	9/30/05

0.0%-Less than 4.5%	4%	7%
4.5%-6.0%	56%	76%
6.5%-7.0%	35%	14%
7.5%-8.0%	4%	2%
Greater than 8.0%	1%	1%
	100%	100%
Effective Maturity**	3/31/06	9/30/05

Less than 5 years	22%	45%
5-8 years	67%	36%
Greater than 8 years	11%	19%
	100%	100%
* Excludes Securities Lending Collateral
** Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Government National Mortgage Association 94.0%
Government National Mortgage Association:
4.5%, with various maturities from 11/15/2017 until 8/15/2018	17,571,090	16,979,870
5.0%, with various maturities from 6/20/2019 until 12/15/2035 (a) (f)	454,078,492	439,752,386
5.5%, with various maturities from 7/20/2013 until 12/15/2035 (a) (f)	1,146,056,115	1,133,258,098
6.0%, with various maturities from 8/15/2008 until 1/15/2036 (f)	680,848,750	688,607,680
6.5%, with various maturities from 2/15/2008 until 1/20/2036 (a) (f)	317,639,561	327,465,382
7.0%, with various maturities from 4/15/2008 until 6/15/2033 (a)	63,158,696	65,697,310
7.5%, with various maturities from 12/15/2006 until 10/15/2032	56,753,467	59,551,265
8.0%, with various maturities from 4/15/2008 until 9/15/2032	14,035,869	15,013,749
8.5%, with various maturities from 11/15/2006 until 1/15/2031	1,287,891	1,388,836
9.0%, with various maturities from 2/15/2020 until 8/15/2030	2,301,795	2,496,473
10.5%, with various maturities from 10/20/2016 until 1/20/2021	618,891	684,014
11.5%, with various maturities from 4/15/2013 until 2/15/2016	186,097	206,152
12.0%, with various maturities from 12/15/2012 until 7/15/2015	553,260	612,399
12.5%, with various maturities from 5/15/2010 until 8/15/2015	374,391	412,362
13.0%, with various maturities from 11/20/2014 until 5/15/2015	22,025	24,441
13.5%, with various maturities from 11/15/2012 until 10/15/2014	90,813	101,642
14.0%, with various maturities from 7/15/2011 until 12/15/2014	57,519	64,669
14.5%, 10/15/2014	41,103	46,627
15.0%, 10/15/2012	30,555	34,761
16.0%, 2/15/2012	23,483	26,860
Total Government National Mortgage Association (Cost $2,798,861,779)		2,752,424,976

Collateralized Mortgage Obligations 17.1%
Government National Mortgage Association:
"PO", Series 2004-85, Principal Only, Zero Coupon, 1/17/2033	10,721,092	8,641,629
"JO", Series 2004-34, Principal Only, Zero Coupon, 2/20/2034	4,564,703	3,513,789
"Y0", Series 2004-34, Principal Only, Zero Coupon, 2/20/2034	7,063,447	5,079,570
"PO", Series 2005-82, Principal Only, Zero Coupon, 10/20/2035	3,698,317	2,928,514
"PO", Series 2005-84, Principal Only, Zero Coupon, 11/20/2035	3,301,463	2,633,948
"AO", Series 2006-7, Principal Only, Zero Coupon, 2/20/2036	8,333,334	6,259,783
"HO", Series 2004-66, Principal Only, Zero Coupon, 9/20/2031	5,520,744	4,628,120
"SU", Series 2004-30, Interest Only, 2.424%***, 2/20/2032	43,072,648	2,072,462
"AB", Series 2004-18, 4.5%, 12/16/2028	6,249,251	6,054,087
"DA", Series 2005-45, 4.931%**, 6/16/2035	25,904,956	25,800,870
"FP", Series 2005-61, 4.971%**, 8/16/2035	41,467,966	41,303,002
"FA", Series 2005-18, 4.976%**, 10/20/2032	22,000,000	21,973,723
"AF", Series 2005-48, 4.976%**, 6/20/2035	27,796,726	27,637,137
"GF", Series 2005-58, 4.976%**, 8/20/2035	37,721,706	37,519,254
"GI", Series 2003-62, Interest Only, 5.0%, 4/20/2025	3,175,776	119,437
"LI", Series 2003-66, Interest Only, 5.0%, 3/20/2026	7,597,500	494,950
"IM", Series 2004-4, Interest Only, 5.0%, 7/16/2026	16,627,530	1,088,056
"KI", Series 2004-19, Interest Only, 5.0%, 10/16/2027	20,325,245	1,689,910
"AC", Series 2005-38, 5.0%, 1/20/2031	17,373,379	17,063,533
"GB", Series 2002-88, 5.0%, 6/20/2031	24,649,354	24,293,363
"A", Series 2005-80, 5.0%, 10/20/2031	22,728,584	22,289,794
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,101,471	2,566,025
"F", Series 2005-84, 5.001%**, 11/16/2035	68,558,796	68,031,654
"PF", Series 2005-53, 5.026%**, 1/20/2035	11,471,530	11,331,598
"FM", Series 2004-80, 5.076%**, 7/20/2034	30,000,000	30,181,020
"AF", Series 2004-58, 5.151%**, 12/16/2032	58,038,609	58,304,061
"IH", Series 2003-86, Interest Only, 5.5%, 3/20/2024	1,261,851	2,402
"IB", Series 2004-64, Interest Only, 5.5%, 4/20/2028	6,550,940	574,366
"IG", Series 2004-75, Interest Only, 5.5%, 1/20/2031	3,527,000	926,246
"BI", Series 2004-2, Interest Only, 5.5%, 1/16/2034	5,304,185	609,555
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,738,222
"FP", Series 2003-67, 5.676%**, 8/20/2033	14,971,875	15,685,252
"ZB", Series 2005-65, 6.0%, 9/20/2032	21,824,679	21,899,330
"PB", Series 2005-92, 6.0%, 12/20/2035	8,000,000	7,995,741
"VB", Series 2002-49, 6.5%, 8/20/2017	8,406,000	8,513,605
"ST", Series 2004-71, 7.0%, 9/20/2034	8,000,000	7,470,745
Total Collateralized Mortgage Obligations (Cost $507,001,623)		501,914,753

US Treasury Obligations 5.0%
US Treasury Bill, 4.24%*, 4/20/2006 (b)	1,310,000	1,307,068
US Treasury Notes:
3.875%, 9/15/2010 (a)	37,000,000	35,590,818
4.0%, 8/31/2007 (a)	17,000,000	16,801,440
4.0%, 2/15/2015 (a)	48,100,000	45,076,819
4.5%, 11/15/2010 (a)	49,000,000	48,341,538
Total US Treasury Obligations (Cost $152,509,360)		147,117,683
	Shares	Value ($)

Securities Lending Collateral 7.7%
Daily Assets Fund Institutional, 4.73% (c) (d) (Cost $225,259,950)	225,259,950	225,259,950

Cash Equivalents 3.3%
Cash Management QP Trust, 4.64% (e) (Cost $97,074,957)	97,074,957	97,074,957
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,780,707,669)+	127.1	3,723,792,319
Other Assets and Liabilities, Net	(27.1)	(794,240,841)
Net Assets	100.0	2,929,551,478
* Annualized yield at time of purchase; not a coupon rate.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.
*** These securities are shown at their current rate as of March 31, 2006.
+ The cost for federal income tax purposes was $3,784,471,767. At March 31, 2006, net unrealized depreciation for all securities based on tax cost was $60,679,448. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,457,774 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,137,222.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2006 amounted to $218,533,981 which is 7.5% of net assets.
(b) At March 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Mortgage dollar rolls included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	6/21/2006	1,353	144,943,707	143,946,516	(997,191)

At March 31, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
2-Year US Treasury Note	6/30/2006	403	82,323,713	82,155,329	168,384
10-Year Interest Rate Swap	6/19/2006	672	71,280,738	70,255,500	1,025,238
Total net unrealized appreciation on open future contracts					1,193,622

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $3,458,372,762) — including $218,533,981 of securities loaned	$ 3,401,457,412
Investment in Cash Management QP Trust (cost $97,074,957)	97,074,957
Investment in Daily Assets Fund Institutional (cost $225,259,950)*	225,259,950
Total investments in securities, at value (cost $3,780,707,669)	3,723,792,319
Receivable for investments sold	252,418,121
Interest receivable	15,114,011
Receivable for Fund shares sold	306,849
Receivable for variation margin on open futures contracts	44,245
Other assets	103,772
Total assets	3,991,779,317
Liabilities
Payable for investments purchased	265,062,676
Payable for investments purchased — mortgage dollar rolls	566,669,663
Payable upon return of securities loaned	225,259,950
Payable for Fund shares redeemed	3,083,924
Accrued management fee	960,936
Other accrued expenses and payables	1,190,690
Total liabilities	1,062,227,839
Net assets, at value	$ 2,929,551,478
Net Assets
Net assets consist of: Undistributed net investment income	7,778,025
Net unrealized appreciation (depreciation) on: Investments	(56,915,350)
Futures	196,431
Accumulated net realized gain (loss)	(174,641,788)
Paid-in capital	3,153,134,160
Net assets, at value	$ 2,929,551,478
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price(a) per share ($2,668,400,119 ÷ 182,328,765 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.64
Class S Net Asset Value, offering and redemption price(a) per share ($261,151,359 ÷ 17,868,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.61
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 75,256,630
Interest — Cash Management QP Trust	2,474,958
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	163,316
Total Income	77,894,904
Expenses: Management fee	6,196,511
Services to shareholders	1,959,833
Custodian and accounting fees	319,059
Auditing	52,130
Legal	40,634
Trustees' fees and expenses	35,695
Reports to shareholders	99,512
Registration fees	21,290
Other	158,709
Total expenses before expense reductions	8,883,373
Expense reductions	(2,179)
Total expenses after expense reductions	8,881,194
Net investment income	69,013,710
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(12,338,427)
Futures	(2,454,819)
(14,793,246)
Net unrealized appreciation (depreciation) during the period on: Investments	(35,896,682)
Futures	2,384,040
(33,512,642)
Net gain (loss) on investment transactions	(48,305,888)
Net increase (decrease) in net assets resulting from operations	$ 20,707,822

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income	$ 69,013,710	$ 139,821,652
Net realized gain (loss) on investment transactions	(14,793,246)	4,118,134
Net unrealized appreciation (depreciation) during the period on investment transactions	(33,512,642)	(48,664,021)
Net increase (decrease) in net assets resulting from operations	20,707,822	95,275,765
Distributions to shareholders from: Net investment income: Class AARP	(65,838,939)	(140,991,332)
Class S	(6,273,709)	(13,916,486)
Fund share transactions: Proceeds from shares sold	39,978,934	120,849,043
Reinvestment of distributions	47,381,642	101,873,517
Cost of shares redeemed	(337,611,308)	(509,170,604)
Redemption fees	1,940	4,195
Net increase (decrease) in net assets from Fund share transactions	(250,248,792)	(286,443,849)
Increase (decrease) in net assets	(301,653,618)	(346,075,902)
Net assets at beginning of period	3,231,205,096	3,577,280,998
Net assets at end of period (including undistributed net investment income of $7,778,025 and $10,876,963, respectively)	2,929,551,478	$ 3,231,205,096

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.88	$ 15.15	$ 15.26	$ 15.44	$ 15.32	$ 14.60
Income (loss) from investment operations: Net investment income[c]	.33	.62	.50	.48	.72	.91
Net realized and unrealized gain (loss) on investment transactions	(.22)	(.20)	.00***	(.02)	.23	.72
Total from investment operations	.11	.42	.50	.46	.95	1.63
Less distributions from: Net investment income	(.35)	(.69)	(.61)	(.64)	(.83)	(.91)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 14.64	$ 14.88	$ 15.15	$ 15.26	$ 15.44	$ 15.32
Total Return (%)	.64**	2.86	3.38[d]	3.01	6.47	11.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,668	2,948	3,247	3,649	3,987	3,875
Ratio of expenses before expense reductions (%)	.57*	.56	.64	.70	.70	.71
Ratio of expenses after expense reductions (%)	.57*	.56	.57	.70	.70	.71
Ratio of net investment income (%)	4.46*	4.09	3.32	3.13	4.76	6.06
Portfolio turnover rate (%)[e]	86*	105	206	281	351	203
[a] For the six months ended March 31, 2006 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The annualized portfolio turnover rates including mortgage dollar roll transactions were 258%, 300%, 302%, 499%, 384% and 231% for the periods ended March 31, 2006, September 30, 2005, 2004, 2003, 2002 and 2001 respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.86	$ 15.14	$ 15.26	$ 15.44	$ 15.32	$ 14.61
Income (loss) from investment operations: Net investment income[c]	.32	.61	.49	.48	.72	.91
Net realized and unrealized gain (loss) on investment transactions	(.23)	(.21)	.00***	(.02)	.23	.72
Total from investment operations	.09	.40	.49	.46	.95	1.63
Less distributions from: Net investment income	(.34)	(.68)	(.61)	(.64)	(.83)	(.92)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 14.61	$ 14.86	$ 15.14	$ 15.26	$ 15.44	$ 15.32
Total Return (%)	.62**	2.77	3.31[d]	3.01	6.47	11.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	261	283	330	368	455	399
Ratio of expenses before expense reductions (%)	.62*	.60	.68	.70	.70	.72
Ratio of expenses after expense reductions (%)	.62*	.60	.64	.70	.70	.72
Ratio of net investment income (%)	4.41*	4.05	3.25	3.13	4.76	6.05
Portfolio turnover rate (%)[e]	86*	105	206	281	351	203
[a] For the six months ended March 31, 2006 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain (loss) on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income by $.08, increase net realized and unrealized gain/(loss) per share by $.08, and decrease the ratio of net investment income to average net assets from 5.27% to 4.76%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The annualized portfolio turnover rates including mortgage dollar roll transactions were 258%, 300%, 302%, 499%, 384% and 231% for the periods ended March 31, 2006, September 30, 2005, 2004, 2003, 2002, 2001, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS GNMA Fund (formerly Scudder GNMA Fund) (the "Fund") is a diversified series of DWS Income Trust (formerly Scudder Income Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $1,898,736,878 and $1,325,259,245, respectively. Purchases and sales of US Treasury obligations aggregated $159,289,808 and $209,083,398, respectively. Purchases and sales of mortgage dollar rolls aggregated $2,535,588,090 and $3,158,372,547, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

For the six months ended March 31, 2006, and through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.75% of average daily net assets (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest and organizational and offering costs).

Service Provider Fees. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. ("DST"), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2006, the amounts charged to the Fund by DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2006
Class AARP	$ 1,434,850	$ 540,911
Class S	196,848	74,440
	$ 1,631,698	$ 615,351

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained a third-party service provider to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $262,620, of which $45,700 is unpaid at March 31, 2006.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $9,840, of which $6,000 is unpaid at March 31, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $2,044, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2006, the Fund's custodian fees were reduced by $135 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,891,887	$ 28,012,616	6,153,351	$ 92,878,158
Class S	810,331	11,966,318	1,854,471	27,970,885
		$ 39,978,934		$ 120,849,043
Shares issued to shareholders in reinvestment of distributions
Class AARP	2,855,029	$ 42,255,188	5,995,715	$ 90,340,581
Class S	346,849	5,126,454	766,446	11,532,936
		$ 47,381,642		$101,873,517
Shares redeemed
Class AARP	(20,465,608)	$ (302,899,170)	(28,383,433)	$ (428,296,535)
Class S	(2,349,469)	(34,712,138)	(5,364,575)	(80,874,069)
		$ (337,611,308)		$ (509,170,604)
Redemption fees		$ 1,940		$ 4,195
Net increase (decrease)
Class AARP	(15,718,692)	$ (232,629,605)	(16,234,367)	$ (245,073,854)
Class S	(1,192,289)	(17,619,187)	(2,743,658)	(41,369,995)
		$ (250,248,792)		$ (286,443,849)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AGNMX	SGINX
Fund Number	193	393

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence
P.O. Box 219669
Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006